EXHIBIT 99.1


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[GRAPHIC OMITTED]  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1

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                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                                  $525,000,000
                  AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES,
                                  SERIES 1999-1

                                SUPERIOR BANK FSB
                                    DEPOSITOR

                                SUPERIOR BANK FSB
                                    SERVICER

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                               1
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                               2
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
------------------------------------------------------------------------------------------------------------------------------------
                                                         Expected                      Legal           Expected          Wgt. Avg.
                     Class                               Ratings           Avg.        Final            Payment             Net
   Class              Size           Tranche Type       Moody's/S&P        Life       Payment           Window           Life Cap
   -----          ------------       ------------       -----------        ----       -------          ---------         ----------
To Call:
1A                $275,000,000       LIBOR Floater        Aaa/AAA          3.46       2/25/29           1 - 115            9.719%
2A                $250,000,000       LIBOR Floater        Aaa/AAA          2.76       2/25/29           1 - 115           15.517%

To
Maturity:
1A                $275,000,000       LIBOR Floater        Aaa/AAA          3.58       2/25/29           1 - 189            9.719%
2A                $250,000,000       LIBOR Floater        Aaa/AAA          2.84       2/25/29           1 - 196           15.517%
------------------------------------------------------------------------------------------------------------------------------------

DEPOSITOR AND SERVICER:        Superior Bank FSB

SERIES:                        AFC Mortgage Loan Asset Backed Certificates,
                               Series 1999-1

TRUSTEE:                       LaSalle National Bank

UNDERWRITERS:                  Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated (Lead) & J.P. Morgan Securities Inc.
                               (Co-Manager)

BOND INSURER:                  FGIC (Financial Guaranty Insurance Company)

CUT-OFF DATE:                  February 1, 1999

EXP. PRICING:                  On or about February 17, 1999

EXP. SETTLEMENT:               On or about February 25, 1999

DISTRIBUTION DATE:             The 25th day of each month (or if such 25th day
                               is not a business day, the next succeeding business day), commencing on March 25, 1999.

DAY COUNT:                     Actual/360 for Class 1A and Class 2A.

CLASS 1A PREPAYMENT
ASSUMPTION:                    With respect to the Class 1A Certificates, a 100%
                               Prepayment Assumption assumes a CPR of 2% per annum in the first month of the life of the Mortgage Loans and an additional 1.2% per annum each month thereafter until the twenty-first month and 26% CPR thereafter.

CLASS 2A PREPAYMENT
ASSUMPTION:                    28% CPR

SMMEA: The Class 1A Certificates will not be SMMEA eligible.

                               The Class 2A Certificates will not be SMMEA eligible until such time as the balance of the related Pre-Funding Account is reduced to zero.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, it is expected that the Class 1A and 2A Certificates will generally be ERISA eligible under the Prohibited Transaction Exemptions granted to the Underwriters by the Department of Labor. Prospective purchasers should consult their counsel.

TAX STATUS:                    REMIC

WGT. AVG. NET LIFE CAP:        Class 1A: Gross Weighted Avg. Coupon (10.579%) -
                               Expenses (0.86%) = 9.719%

                               Class 2A: Weighted Avg. Lifetime Cap (16.377%) - Expenses (0.86%) = 15.517%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                               3
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COLLATERAL:

Group 1 Mortgage Loans:        Conventional, fixed-rate mortgage loans secured
                               by first or second liens on one- to four-family residential properties, condominiums and manufactured homes ("Single Family Properties"), residential properties consisting of five or more dwelling units ("Multifamily Properties"), commercial properties and mixed residential and commercial structures ("Mixed Use Properties") plus Group 1 pre-funding account. In addition, Group 1 will include "Periodic Payment Loans
                               (11.80% of Group 1 before pre-funding), "Deferred
                               Payment Loans" (4.23% of Group 1 before
                               pre-funding), "Temporary Buydown Loans" (0.69% of
                               Group 1 before pre-funding), "Permanent Buydown
                               Loans" (6.12% of Group 1 before pre-funding) and "Permanent Buydown Companion Loans" ($907,775).
                               See below for further description.

Group 2 Mortgage Loans:        Conventional, adjustable rate mortgage loans
                               secured by first liens on Single Family
                               Properties indexed to 6 Month LIBOR plus Group 2 pre-funding account. In addition, Group 2 will include "Deferred Payment Loans" (6.33% of Group
                               2 before pre-funding) and "Temporary Buydown
                               Loans" (3.64% of Group 2 before pre-funding). See below for further description.

CREDIT
ENHANCEMENT:                   Credit enhancement refers to features of the
                               offered certificates that are intended to reduce the effect on holders of such certificates of losses on the mortgage loans. The credit enhancement consists of excess spread, cross-collateralization, overcollateralization and the certificate insurance policy (FGIC).

EXCESS SPREAD:                 On each remittance date, the amount of interest
                               due on the mortgage loans of each group will generally be greater than the amount needed to make monthly interest payments on the related certificates and to pay certain fees for such month. Excess spread from a group of mortgage loans will be used first to cover any shortfalls in the required payments of principal on the offered certificates related to such group, and then for cross-collateralization and/or overcollateralization.

OVERCOLLATERALIZATION:         Overcollateralization refers to the actual amount
                               by which the aggregate principal balance due on the mortgage loans in a group exceeds the aggregate principal balance due on the related offered certificates. That excess is intended to protect certificateholders against shortfalls in required payments on the related offered certificates.

                               An initial amount of overcollateralization will be required for each group. On the closing date, the certificate insurer will also specify the required overcollateralization for each group (which will vary throughout the life of the certificates). The required overcollateralization amount for a group is intended to be reached by an additional payment of principal from amounts that are available for such group after payments of required principal and interest payments on all offered certificates and certain fees and expenses. Such amount, if any, will be used to pay principal on the related offered certificates on an accelerated basis in relation to the related mortgage loans, thereby increasing the amount of overcollateralization for the related group.



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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                               4
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CROSS-COLLATERALIZATION:       Cross-collateralization generally refers to the
                               use of amounts received on one group of mortgage loans, after payment of required interest and principal on the related offered certificates, to pay shortfalls of required interest and principal on the offered certificates related to the other group. In addition, after payments of required interest and principal payments on both groups, excess funds for one group will be used, if necessary, first to reach the required overcollateralization amount for such group, and then to reach the required overcollateralization amount for the other group.

                               The excess funds for a group are from two sources: (1) excess spread that is not needed to pay shortfalls in principal for such group and
                               (2) excess principal that is not needed because principal received for such group exceeds the amount necessary to reach or maintain the required overcollateralization amount.


PRE-FUNDING AMOUNTS:

Original Group 1 Pre-Funding Amount: $109,129,845 (approximate)
Original Group 2 Pre-Funding Amount: $97,865,795 (approximate)

The Original Group 1 and Group 2 Pre-Funding Amounts will be reduced during the Funding Period (approx. 2 months) by the amounts thereof used to purchase the related Subsequent Mortgage Loans. Any amount remaining at the end of the Funding Period in Group 1 and Group 2 Pre-Funding Accounts will be used to prepay principal to the Class 1A and Class 2A Certificates, respectively.


Class 1A Certificates:

Prior to the availability of the 5% clean-up call (as defined below):

On each Remittance Date, the Class 1A Pass-Through Rate will be a rate equal to the lesser of (i) One-Month LIBOR plus [ ]% per annum, and (ii) the weighted average of the Mortgage Rates of the Group 1 Mortgage Loans minus, with respect to Group 1, the sum of (a) the Servicing Fee Rate, (b) the rate at which the monthly premium payable to the Certificate Insurer is calculated and (c) the rate at which the Annual Trustee Expense Amount is calculated (the rate described in this clause (ii), the "Class 1A Cap Rate").

Class 2A Certificates:

Prior to the availability of the 5% clean-up call (as defined below):

On each Remittance Date, the Class 2A Pass-Through Rate will be a rate equal to the lesser of (i) One-Month LIBOR plus [ ]% per annum, and (ii) the weighted average of the Mortgage Rates of the Group 2 Mortgage Loans minus, with respect to Group 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the monthly premium payable to the Certificate Insurer is calculated and (c) the rate at which the Annual Trustee Expense Amount is calculated (the rate described in this clause (ii), the "Class 2A Cap Rate").

One-Month LIBOR will be determined on the second Business Day preceding the beginning of each Accrual Period with respect to the Class 1A and Class 2A Certificates.

After the availability of the 5% cleanup call the Class 1A and 2A Pass-Through Rates will increase approximately 40bps on and after the date on which the 5% clean-up call becomes available but is not exercised, subject to the Class 1A and Class 2A Cap Rates.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                               5
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CLASS 2A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Distribution Date, the Class 2A Pass-Through Rate is limited by the Class 2A Cap Rate, you will be entitled to receive the excess of i) the interest distributable had the Pass-Through Rate been based on the LIBOR Rate (but not more that the weighted average maximum mortgage rate on all mortgage loans minus
(a) the Servicing Fee Rate, (b) the trustee fee, and (c) the monthly premium payable to the Certificate Insurer), over ii) the interest actually distributed based on the Class 2A Cap Rate plus iii) interest thereon at the applicable Pass-Through Rate. No Class 2A Available Funds Cap Carry Forward Amount will be paid to the Class 2A Certificateholder if the balance of such Class 2A Certificate is reduced to zero. The ratings of the Class 2A Certificates do not address the likelihood of the payment of any Class 2A Available Funds Cap Carry Forward Amounts and Class 2A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from FGIC.

PRINCIPAL DISTRIBUTIONS:

The Class 1A Certificate will be backed primarily by cash flow from Group 1 Mortgage Loans.

The Class 2A Certificate will be backed primarily by cash flow from Group 2 Mortgage Loans.

Each Class 1A and 2A Certificate will generally receive all scheduled and unscheduled principal distributions from their respective groups until they are retired.

OPTIONAL TERMINATION/5% CLEANUP CALL:

When the aggregate principal balance of the mortgage loans (and properties acquired in respect thereof) remaining in the trust has been reduced to less than 5% of the sum of (1) the aggregate principal balance of the mortgage loans as of February 1, 1999, and (2) the aggregate amounts on deposit in the pre-funding accounts on February 1, 1999, the servicer, at its option, may purchase all of such mortgage loans and properties on behalf of the trust, and thereby cause an early retirement of the certificates.

COLLATERAL OVERVIEW (INITIAL MORTGAGE LOANS):

Manufactured Home Loans

Mortgage loans secured by manufactured homes that are deemed to be real property in the jurisdiction in which the mortgaged property is located. These loans will constitute 6.83% of Group 1 and 3.30% of Group 2, by Group Principal Balance, before pre-funding.

Periodic Payment Loans

Mortgage loans which generally are the same as the other mortgage loans in the transaction but which accrue interest on a 28/364 day basis. Periodic Payment Loans will constitute 11.80% of Group 1, by Group Principal Balance, before pre-funding. In addition, some of these loans will allow for the mortgagor to use a limited number of payment vouchers to defer principal portions of the corresponding Periodic Payment and pay only the interest portion due on such payment dates. Any principal deferred in such a manner will be due in full on the maturity date of the related Periodic Payment Loan.

Deferred Payment Loans

Mortgage Loans which permit the Mortgagor to defer the first two or first three payments due under the related Note. Such election must be made at the time of origination. Under certain limited circumstances, these deferred payments may be forgiven by the Mortgagee on the maturity date of the loan. These loans will constitute 4.23% of Group 1 and 6.33% of Group 2, by Group Principal Balance, before pre-funding.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                               6
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Temporary Buydown Loans

Approximately 0.69% of Group 1 and 3.64% of Group 2 before pre-funding, provide that the Mortgage Rate stated therein be reduced by 2% during the first twelve month period of the loans, and reduced by 1% during the second twelve month period of the loan, after which such Mortgage Rate will apply. For example, a loan with a stated Mortgage Rate of 10% will actually have a Mortgage Rate of 8% during the first 12 month period, 9% during the second 12 month period and will return to 10% for the remainder of the loan term. All modeling assumptions herein use the actual reduced Mortgage Rates for the first 24 months, not the stated Mortgage Rate, for all such Temporary Buydown Loans.

Permanent Buydown Loans

Approximately 6.12% of the Group 1 Initial Mortgage Loans, by Original Group 1 Principal Balance, are loans (each, a "Permanent Buydown Loan") made by the Depositor to a borrower together with a "Permanent Buydown Companion Loan" for the purpose of financing a buydown of the interest rate on the Permanent Buydown Loan. Each Permanent Buydown Companion Loan provides for equal payments of principal only for a term not to exceed 5 years. Although the Permanent Buydown Loan and the Permanent Buydown Companion Loan are evidenced by separate notes, the Depositor treats, and the Servicer will treat, both loans as a single obligation. The Permanent Buydown Loan and the Permanent Buydown Companion Loan are given a single loan number and are billed on a single statement. Both notes are secured by either a first or second lien on the same mortgaged property, and a default under one note will trigger a default under the other. If a shortfall in the aggregate payment on the Permanent Buydown Loan and the Permanent Buydown Companion Loan occurs, funds received will be applied by the Servicer first to the Permanent Buydown Loan and the excess, if any, to the Permanent Buydown Companion Loan. If a Curtailment is received, the Servicer will apply the Curtailment first to the Permanent Buydown Loan and the excess, if any, to the Permanent Buydown Companion Loan. For each Permanent Buydown Loan conveyed to the Trust Fund, the corresponding Permanent Buydown Companion Loan will also be conveyed to the Trust Fund.

Approximately $907,775 of Permanent Buydown Companion Loans are associated with the Group 1 Permanent Buydown Loans.



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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                               7
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AVERAGE LIFE SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

                                                     Assumes a 5% Clean-Up Call

SCENARIO            1                           2                        3                        4                        5
             ---------------              --------------           -------------            -------------            -------------
Class           WAL/Window                  WAL/Window               WAL/Window               WAL/Window               WAL/Window
1A           14.36 (1 - 329)              5.81 (1 - 179)           3.46 (1 - 115)           2.50 (1 - 82)            1.97 (1 - 60)
2A            7.69 (1 - 329)              4.00 (1 - 179)           2.76 (1 - 115)           2.11 (1 - 82)            1.54 (1 - 60)


                                              Assumes NO 5% Clean-Up Call (to Maturity)

SCENARIO            1                           2                        3                        4                        5
             ---------------              --------------           -------------            -------------            -------------
Class           WAL/Window                  WAL/Window               WAL/Window               WAL/Window               WAL/Window
1A           14.45 (1 - 359)              5.98 (1 - 308)           3.58 (1 - 189)           2.57 (1 - 138)           2.01 (1 - 99)
2A            7.70 (1 - 351)              4.07 (1 - 270)           2.84 (1 - 196)           2.20 (1 - 152)           1.60 (1 - 111)




                                                        Prepayment Scenarios

SCENARIO                                         1                     2                   3                    4                5
                                                --                    ---                 ---                  ----             ----
Class 1A (1)                                     0%                   50%                 100%                 150%             200%
Class 2A (2)                                    10%                   20%                  28%                  35%              45%

----------

(1)   as a percentage of the Prepayment Assumption

(2)   as a conditional prepayment rate (CPR)



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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CLASS 2A EXCESS SPREAD & AVAILABLE FUNDS CAP RATE ANALYSIS
(UNDER PRICING SCENARIO):

Period  Payment Date    Available Funds Cap Rate(1)   Excess Spread Available(1)
------  ------------    ---------------------------   --------------------------

  1        3/25/99                 9.41                         4.02
  2        4/25/99                 9.41                         4.02
  3        5/25/99                 9.41                         4.02
  4        6/25/99                 9.41                         4.02
  5        7/25/99                 9.41                         4.02
  6        8/25/99                 9.43                         4.04
  7        9/25/99                 9.43                         4.04
  8       10/25/99                 9.44                         4.05
  9       11/25/99                 9.45                         4.06
 10       12/25/99                 9.45                         4.06
 11        1/25/00                 9.45                         4.06
 12        2/25/00                 9.49                         4.10
 13        3/25/00                 9.49                         4.10
 14        4/25/00                 9.51                         4.12
 15        5/25/00                 9.52                         4.13
 16        6/25/00                 9.52                         4.13
 17        7/25/00                 9.52                         4.13
 18        8/25/00                 9.52                         4.13
 19        9/25/00                 9.52                         4.13
 20       10/25/00                 9.52                         4.13
 21       11/25/00                 9.66                         4.27
 22       12/25/00                 9.66                         4.27
 23        1/25/01                 9.80                         4.41
 24        2/25/01                10.12                         4.73
 25        3/25/01                10.29                         4.90
 26        4/25/01                10.49                         5.10
 27        5/25/01                10.75                         5.36
 28        6/25/01                10.79                         5.40
 29        7/25/01                10.79                         5.40
 30        8/25/01                10.82                         5.43
--------------------------------------------------------------------------------

(1) Assumes 1 Month LIBOR = 4.93938%, 6 Month LIBOR = 5.04125%, Class 2A Net Margin = 0.45%, Expenses = 0.86%.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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INITIAL MORTGAGE LOAN CHARACTERISTICS

As of 2/1/99 (the "Cut-off Date")

Group 1 (Fixed Rate):

Current Home Equity Loan Principal Balance (excluding
Permanent Buydown Companion Loan Balance of $907,775):    $168,415,194
Average Current Home Equity Loan Principal Balance:       $60,537 (range: $4,688 - $712,500)
Original Home Equity Loan Principal Balance:              $168,637,492
Average Original Home Equity Loan Principal Balance:      $60,617 (range: $4,700 - $712,500)
Properties secured by 1st/2nd Liens:                      80.73% / 19.27%
Weighted Average Coupon:                                  10.579% (range: 7.000% - 15.750%)
Weighted Average CLTV:                                    77.61%
Weighted Average Rem. Term:                               249.8 mos.
Weighted Average Original Term:                           251.2 mos.
Geographic Distribution:                                  47 States and D.C.
States w/ >5% Concentrations:                             NY - 16.11%, FL - 14.42%,
                                                          PA - 8.18%, OH - 5.93%

Product Type-
         Balloons (30's due in 15):                       27.75%
         Periodic Payment Loans:                          11.80%
         Deferred Payment Loans:                          4.23%
         Temporary Buydown Loans:                         0.69%
         Permanent Buydown Loans:                         6.12%
         Permanent Buydown Companion Loans:               $907,775
Occupancy-
         Owner Occupied:                                  91.74%
         Non-Owner Occupied:                              8.26%

Property Type-
         One Family:                                      76.18%
         2-4 Family:                                      10.96%
         Manufactured Home Loans:                         6.83%
         Multi-Family:                                    2.40%
         Condominium:                                     2.15%
         Mixed Use:                                       0.89%
         PUD:                                             0.51%
         Commercial:                                      0.08%
Loan Purpose-
         Purchase:                                        21.59%
         Refinance:                                       10.81%
         Cashout:                                         67.60%



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 2/1/98 (the "Cut-off Date")

Group 2 (Adjustable Rate):
Current Home Equity Loan Principal Balance:                               $156,587,131
Average Current Home Equity Loan Principal Balance:                       $105,092 (range: $8,000 - $844,461)
Original Home Equity Loan Principal Balance:                              $156,658,944
Average Original Home Equity Loan Principal Balance:                      $105,140 (range: $8,000 - $845,000)
 Product Type-
         2/28:                                                            94.71%
         3/27:                                                            0.93%
         6 Month LIBOR:                                                   4.32%
         1 Year CMT:                                                      0.04%
         Temporary Buydown Loans:                                         3.64%
         Deferred Payment Loans:                                          6.33%
Weighted Average Coupon:                                                  10.266% (range: 5.750% - 14.125%)
Weighted Average Lifetime Cap:                                            16.377% (range:  13.500% - 20.125%)
Weighted Average Lifetime Floor:                                          9.419% (range: 6.500% - 13.125%)
Weighted Average Gross Margin:                                            6.664% (range: 3.750% - 10.000%)
Weighted Average Months to Roll:                                          22 (range:  1 - 33)
Weighted Average Initial Periodic Cap:                                    1.995% (range: 1.000% - 3.000%)
Weighted Average Periodic Cap:                                            1.000% (range: 1.000% - 2.000%)
Weighted Average Rem. Term:                                               357.9 mos.
Weighted Average Original Term:                                           359.2 mos.
Properties secured by 1st Liens:                                          100%
Weighted Average LTV:                                                     80.53%
Geographic Distribution:                                                  44 states and D.C.
 States w/>5% Concentrations:                                             NY - 12.76%, PA - 8.59%, NJ - 8.20%
                                                                          CO - 7.52%, OH - 7.44%, MI - 7.38%, UT - 5.75%
Occupancy-
         Owner Occupied:                                                  95.02%
         Non-Owner Occupied:                                              4.98%

 Property Type-
         One Family:                                                      81.70%
         2-4 Family:                                                      10.89%
         Manufactured Home Loans:                                         3.30%
         Condominium:                                                     2.33%
         PUD:                                                             1.78%
 Loan Purpose-
         Purchase:                                                        46.46%
         Refinance:                                                       10.59%
         Cashout:                                                         42.95%
2/28
         Weighted Average Coupon:                                         10.291% (range: 5.750% - 14.125%)
         Weighted Average Lifetime Cap:                                   16.399% (range: 13.500% - 20.125%)
         Weighted Average Lifetime Floor:                                 9.400% (range: 6.500% - 13.125%)
         Weighted Average Gross Margin:                                   6.676% (range: 3.750% - 10.000%)

6 Month LIBOR
         Weighted Average Coupon:                                         9.751% (range:  7.625% - 12.750%)
         Weighted Average Lifetime Cap:                                   15.746% (range: 13.625% - 18.750%)
         Weighted Average Lifetime Floor:                                 9.711% (range: 7.625% - 12.750%)
         Weighted Average Gross Margin:                                   6.560% (range: 4.250% - 9.500%)



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------

COLLATERAL TABLES INITIAL MORTGAGE LOANS

                                     GROUP 1

Range of Principal Balances                               Percent by           Number of
 as of the Cut-off Date ($)      Principal Balance     Principal Balance      Mortgage Loans
---------------------------      -----------------     -----------------      --------------
      0.01   -   10,000.00        $    288,621.30             0.17%                  32
 10,000.01   -   20,000.00           4,385,124.79             2.60                  277
 20,000.01   -   30,000.00          10,594,898.60             6.29                  413
 30,000.01   -   40,000.00          13,912,158.63             8.26                  393
 40,000.01   -   50,000.00          16,762,146.89             9.95                  369
 50,000.01   -   60,000.00          18,848,559.32             11.19                 341
 60,000.01   -   70,000.00          13,599,895.68             8.08                  209
 70,000.01   -   80,000.00          13,111,777.79             7.79                  175
 80,000.01   -   90,000.00          10,264,199.25             6.09                  121
 90,000.01   -  100,000.00           7,279,921.52             4.32                   76
100,000.01   -  110,000.00           7,907,717.55             4.70                   75
110,000.01   -  120,000.00           6,533,297.23             3.88                   57
120,000.01   -  130,000.00           4,755,654.15             2.82                   38
130,000.01   -  140,000.00           5,559,935.59             3.30                   41
140,000.01   -  150,000.00           4,082,566.93             2.42                   28
150,000.01   -  160,000.00           4,194,923.86             2.49                   27
160,000.01   -  170,000.00           2,825,133.77             1.68                   17
170,000.01   -  180,000.00           1,752,443.45             1.04                   10
180,000.01   -  190,000.00           1,301,035.91             0.77                    7
190,000.01   -  200,000.00           1,965,184.29             1.17                   10
200,000.01   -  250,000.00           6,842,273.91             4.06                   31
250,000.01   -  300,000.00           4,524,252.52             2.69                   17
300,000.01   -  350,000.00           3,593,455.48             2.13                   11
350,000.01   -  400,000.00             382,646.77             0.23                    1
400,000.01   -  450,000.00             862,215.61             0.51                    2
450,000.01   -  500,000.00             483,653.25             0.29                    1
500,000.01   -  550,000.00             525,000.00             0.31                    1
550,000.01   -  600,000.00             564,000.00             0.33                    1
700,000.01   -  750,000.00             712,500.00             0.42                    1
                                  ---------------           ------                -----
Total                             $168,415,194.04           100.00%               2,782
                                  ===============           ======                =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 1

                                                   Percent by       Number of
Geographic Distribution    Principal Balance   Principal Balance  Mortgage Loans
-----------------------    -----------------   -----------------  --------------

Alabama                     $    982,314.17             0.58%             28
Arizona                        1,275,010.73             0.76              20
Arkansas                         208,003.81             0.12               7
California                     4,819,696.90             2.86              79
Colorado                       3,966,008.43             2.35              66
Connecticut                    5,631,383.87             3.34              61
Delaware                         430,906.56             0.26               9
District Of Columbia             763,584.77             0.45               8
Florida                       24,292,249.47            14.42             507
Georgia                        3,515,648.86             2.09              64
Idaho                             76,875.39             0.05               2
Illinois                       8,062,489.89             4.79             100
Indiana                        4,633,431.80             2.75             104
Iowa                             188,030.34             0.11               3
Kansas                           138,077.83             0.08               4
Kentucky                         347,664.64             0.21               8
Louisiana                        415,144.07             0.25              10
Maine                             69,993.05             0.04               2
Maryland                       3,101,871.61             1.84              53
Massachusetts                  3,781,708.05             2.25              50
Michigan                       6,308,955.50             3.75             124
Minnesota                      1,120,589.74             0.67              19
Mississippi                       96,571.15             0.06               2
Missouri                         562,359.14             0.33              19
Nebraska                          59,176.75             0.04               2
Nevada                         1,040,819.96             0.62              10
New Hampshire                    390,675.18             0.23               4
New Jersey                     7,240,690.84             4.30              96
New Mexico                     1,204,275.28             0.72              11
New York                      27,131,279.23            16.11             318
North Carolina                 4,213,318.55             2.50              74
North Dakota                      47,771.04             0.03               2
Ohio                           9,982,015.44             5.93             178
Oklahoma                         226,198.67             0.13               6
Oregon                         3,428,945.66             2.04              63
Pennsylvania                  13,773,452.11             8.18             264
Rhode Island                   1,106,027.13             0.66              18
South Carolina                 5,626,092.06             3.34             107
South Dakota                      72,454.55             0.04               2
Tennessee                      2,749,019.38             1.63              40
Texas                          2,122,465.89             1.26              35
Utah                           2,634,619.74             1.56              45
Vermont                           14,400.00             0.01               1
Virginia                       4,147,871.49             2.46              54
Washington                     4,556,965.55             2.71              69
West Virginia                    193,731.93             0.12               4
Wisconsin                      1,565,693.55             0.93              29
Wyoming                           98,664.29             0.06               1
                                  ---------           ------           -----
Total                       $168,415,194.04           100.00%          2,782
                            ===============           ======           =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 1

                                                                                     Number of
                                                                    Percent by       Mortgage
Original Combined Loan-to-Value (%)        Principal Balance    Principal Balance      Loans
-----------------------------------        -----------------    -----------------    ----------
         10.01 - 15.00                      $     84,564.74            0.05%                3
         15.01 - 20.00                           143,870.55            0.09                 3
         20.01 - 25.00                           196,613.63            0.12                 7
         25.01 - 30.00                           554,344.50            0.33                13
         30.01 - 35.00                           773,946.52            0.46                20
         35.01 - 40.00                         1,008,344.79            0.60                19
         40.01 - 45.00                         1,371,607.13            0.81                26
         45.01 - 50.00                         1,989,191.02            1.18                46
         50.01 - 55.00                         3,114,890.82            1.85                56
         55.01 - 60.00                         4,484,587.97            2.66                71
         60.01 - 65.00                         7,589,043.56            4.51               144
         65.01 - 70.00                        14,467,815.21            8.59               214
         70.01 - 75.00                        19,639,064.94           11.66               312
         75.01 - 80.00                        42,127,606.77           25.01               674
         80.01 - 85.00                        39,333,086.87           23.35               628
         85.01 - 90.00                        31,492,212.30           18.70               545
         90.01 - 95.00                            44,402.72            0.03                 1
                                            ---------------          ------             -----
         Total                              $168,415,194.04          100.00%            2,782
                                            ===============          ======             =====

At origination no Group 1 Mortgage Loan had a Combined Loan-to-Value ("CLTV") exceeding 91.00%.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 1

                                               Percent by            Number of
Mortgage Rates (%)     Principal Balance    Principal Balance     Mortgage Loans
------------------     -----------------    -----------------     --------------

 7.000 -  7.249        $    531,525.01           0.32%                    6
 7.250 -  7.499           3,870,859.39           2.30                    50
 7.500 -  7.749           1,844,923.66           1.10                    18
 7.750 -  7.999           3,600,575.20           2.14                    45
 8.000 -  8.249           3,185,332.33           1.89                    38
 8.250 -  8.499           4,878,454.91           2.90                    63
 8.500 -  8.749           3,732,555.84           2.22                    49
 8.750 -  8.999           8,418,628.60           5.00                   105
 9.000 -  9.249           4,714,349.08           2.80                    69
 9.250 -  9.499           5,693,839.15           3.38                    86
 9.500 -  9.749           7,608,194.71           4.52                   117
 9.750 -  9.999          11,997,854.62           7.12                   166
10.000 - 10.249           8,329,790.18           4.95                   142
10.250 - 10.499          10,368,232.93           6.16                   190
10.500 - 10.749          10,350,164.99           6.15                   186
10.750 - 10.999          11,936,412.57           7.09                   207
11.000 - 11.249           8,255,014.78           4.90                   161
11.250 - 11.499           9,590,847.60           5.69                   175
11.500 - 11.749           8,881,796.95           5.27                   157
11.750 - 11.999           8,422,508.43           5.00                   169
12.000 - 12.249           4,353,915.38           2.59                    78
12.250 - 12.499           6,381,005.13           3.79                   108
12.500 - 12.749           5,424,955.07           3.22                    99
12.750 - 12.999           5,729,793.53           3.40                    96
13.000 - 13.249           3,355,056.55           1.99                    67
13.250 - 13.499           2,485,022.37           1.48                    56
13.500 - 13.749             974,598.50           0.58                    20
13.750 - 13.999           1,481,828.40           0.88                    22
14.000 - 14.249           1,172,281.87           0.70                    21
14.250 - 14.499             383,192.25           0.23                     9
14.500 - 14.749             205,023.74           0.12                     2
14.750 - 14.999              33,000.00           0.02                     1
15.250 - 15.499             204,060.32           0.12                     3
15.750 - 15.999              19,600.00           0.01                     1
                       ---------------         ------                 -----
Total                  $168,415,194.04         100.00%                2,782
                       ===============         ======                 =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 1

                                                                     Number of
    Remaining              Principal           Percent by            Mortgage
Months to Maturity         Balance          Principal Balance         Loans
------------------     ---------------      -----------------        ----------

  48.01 -  60.00       $    101,044.57            0.06%                   5
  60.01 -  72.00            162,858.34            0.10                    4
  72.01 -  84.00             52,100.00            0.03                    2
  84.01 -  96.00            255,342.87            0.15                    5
  96.01 - 108.00            527,675.56            0.31                   10
 108.01 - 120.00          4,002,545.07            2.38                  123
 120.01 - 132.00            318,999.71            0.19                    8
 132.01 - 144.00            191,933.17            0.11                    4
 144.01 - 156.00             72,600.00            0.04                    1
 156.01 - 168.00            572,871.61            0.34                   10
 168.01 - 180.00         73,511,815.63           43.65                1,289
 180.01 - 192.00            453,617.80            0.27                    8
 192.01 - 204.00            296,853.65            0.18                    2
 204.01 - 216.00            305,723.34            0.18                    5
 216.01 - 228.00            435,102.64            0.26                    6
 228.01 - 240.00         24,742,626.45           14.69                  464
 240.01 - 252.00            485,083.50            0.29                    9
 264.01 - 276.00             88,800.00            0.05                    2
 276.01 - 288.00            253,100.00            0.15                    3
 288.01 - 300.00          4,451,531.13            2.64                   52
 300.01 - 312.00            506,600.56            0.30                    6
 312.01 - 324.00            151,879.62            0.09                    2
 324.01 - 336.00            112,400.00            0.07                    2
 336.01 - 348.00            371,137.56            0.22                    5
 348.01 - 360.25         55,990,951.26           33.25                  755
                       ---------------          ------                -----
Total                  $168,415,194.04          100.00%               2,782
                       ===============          ======                =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 1

                                                    Percent by         Number of
                                                    Principal           Mortgage
Underwriting Class        Principal Balance          Balance             Loans
------------------        -----------------         ----------         ---------
AAA                        $  2,540,002.40             1.51%               40
AA                           30,045,382.55             17.84              447
ANIV                         23,465,803.88             13.93              350
I                            52,356,317.18             31.09              821
II                           19,692,982.87             11.69              378
III                           7,767,710.75              4.61              121
III-SE                        4,659,724.94              2.77               69
IIB                          10,718,793.45              6.36              217
IV                           15,924,428.67              9.46              309
V                             1,244,047.35              0.74               30
                           ---------------            ------            -----
Total                      $168,415,194.04            100.00%           2,782
                           ===============            ======            =====



                                     GROUP 1

                              Principal          Percent by          Number of
Property Types                 Balance        Principal Balance   Mortgage Loans
--------------              ---------------   -----------------   --------------
SINGLE FAMILY               $128,302,660.23         76.18%             2,195
2-4 FAMILY                    18,452,409.12         10.96                221
MANUFACTURED HOUSING          11,504,387.50          6.83                249
MULTI-FAMILY                   4,041,415.05          2.40                 21
CONDO                          3,619,770.07          2.15                 69
MIXED USE                      1,500,795.93          0.89                  8
PUD                              863,756.14          0.51                 18
COMMERCIAL                       130,000.00          0.08                  1
                            ---------------        ------              -----
Total                       $168,415,194.04        100.00%             2,782
                            ===============        ======              =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2

Range of Principal Balances                        Percent by        Number of
As of the Cut-off Date ($)  Principal Balance  Principal Balance  Mortgage Loans
--------------------------- -----------------  -----------------  --------------
      0.01 -  10,000.00      $      8,000.00        0.01%               1
 10,000.01 -  20,000.00           157,556.14        0.10                9
 20,000.01 -  30,000.00           911,201.84        0.58               34
 30,000.01 -  40,000.00         3,336,499.86        2.13               95
 40,000.01 -  50,000.00         6,134,663.61        3.92              136
 50,000.01 -  60,000.00         9,256,761.55        5.91              166
 60,000.01 -  70,000.00         9,668,693.75        6.17              148
 70,000.01 -  80,000.00         9,233,222.18        5.90              123
 80,000.01 -  90,000.00         7,843,573.17        5.01               92
 90,000.01 - 100,000.00         9,549,845.96        6.10              100
100,000.01 - 110,000.00         9,561,632.43        6.11               91
110,000.01 - 120,000.00         8,923,783.92        5.70               78
120,000.01 - 130,000.00         7,272,595.38        4.64               58
130,000.01 - 140,000.00         6,618,288.90        4.23               49
140,000.01 - 150,000.00         6,969,988.93        4.45               48
150,000.01 - 160,000.00         6,222,833.17        3.97               40
160,000.01 - 170,000.00         3,617,312.82        2.31               22
170,000.01 - 180,000.00         4,749,754.56        3.03               27
180,000.01 - 190,000.00         4,456,335.63        2.85               24
190,000.01 - 200,000.00         4,508,421.93        2.88               23
200,000.01 - 250,000.00        12,688,073.80        8.10               57
250,000.01 - 300,000.00         7,704,729.35        4.92               28
300,000.01 - 350,000.00         6,011,375.94        3.84               18
350,000.01 - 400,000.00         2,638,901.08        1.69                7
400,000.01 - 450,000.00         1,704,722.50        1.09                4
450,000.01 - 500,000.00         2,894,537.90        1.85                6
550,000.01 - 600,000.00         1,712,586.76        1.09                3
600,000.01 - 650,000.00           606,500.00        0.39                1
750,000.01 - 800,000.00           780,276.98        0.50                1
800,000.01 - 850,000.00           844,461.18        0.54                1
                             ---------------      ------            -----
Total                        $156,587,131.22      100.00%           1,490
                             ===============      ======            =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2

                                                                       Number of
                                                       Percent by      Mortgage
Geographic Distribution       Principal Balance     Principal Balance    Loans
-----------------------       -----------------     -----------------  ---------

Alabama                        $    420,969.51             0.27%             8
Arizona                           4,153,798.67             2.65             32
Arkansas                             43,973.25             0.03              1
California                        3,080,278.27             1.97             16
Colorado                         11,781,344.79             7.52             86
Connecticut                       3,770,689.19             2.41             32
Delaware                            318,487.27             0.20              2
District Of Columbia                280,792.00             0.18              3
Florida                           5,662,913.22             3.62             75
Georgia                           2,054,183.89             1.31             26
Idaho                               222,912.43             0.14              3
Illinois                          6,874,857.76             4.39             64
Indiana                           6,111,315.40             3.90             99
Iowa                                 80,481.26             0.05              3
Kansas                              215,239.10             0.14              4
Kentucky                            213,682.14             0.14              4
Louisiana                           207,162.55             0.13              4
Maine                               233,423.33             0.15              1
Maryland                          5,046,558.23             3.22             40
Massachusetts                     2,869,262.62             1.83             20
Michigan                         11,555,031.69             7.38            102
Minnesota                         1,769,530.29             1.13              9
Mississippi                          20,000.00             0.01              1
Missouri                            553,275.10             0.35              7
Montana                              82,900.00             0.05              1
Nevada                            1,224,736.80             0.78              5
New Hampshire                       328,227.63             0.21              4
New Jersey                       12,839,087.52             8.20            108
New Mexico                          515,069.80             0.33              5
New York                         19,979,025.76            12.76            128
North Carolina                    5,307,802.89             3.39             64
Ohio                             11,651,618.04             7.44            164
Oklahoma                             31,991.81             0.02              1
Oregon                            1,297,962.07             0.83             12
Pennsylvania                     13,456,874.46             8.59            169
Rhode Island                        638,100.00             0.41              4
South Carolina                    3,377,308.54             2.16             45
South Dakota                        227,467.62             0.15              3
Tennessee                           367,505.49             0.23              4
Texas                             2,671,258.98             1.71             24
Utah                              9,007,876.09             5.75             60
Virginia                          2,242,588.06             1.43             15
Washington                        2,558,290.53             1.63             17
Wisconsin                         1,083,777.17             0.69             14
Wyoming                             157,500.00             0.10              1
                               ---------------           ------          -----
Total                          $156,587,131.22           100.00%         1,490
                               ===============           ======          =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2

                                                  Percent by        Number of
Original Loan-to-Value (%)  Principal Balance  Principal Balance  Mortgage Loans
--------------------------  -----------------  -----------------  --------------

20.01 - 25.00                $    150,675.13         0.10%                4
30.01 - 35.00                      71,000.00         0.05                 2
35.01 - 40.00                     320,832.96         0.20                 6
40.01 - 45.00                     644,489.37         0.41                 9
45.01 - 50.00                   1,160,121.16         0.74                13
50.01 - 55.00                   1,033,268.72         0.66                13
55.01 - 60.00                   1,175,800.91         0.75                13
60.01 - 65.00                   5,846,687.70         3.73                60
65.01 - 70.00                   8,891,532.81         5.68                84
70.01 - 75.00                  14,668,482.86         9.37               137
75.01 - 80.00                  45,732,199.42        29.21               461
80.01 - 85.00                  41,888,036.50        26.75               387
85.01 - 90.00                  35,004,003.68        22.35               301
                             ---------------       ------             -----
Total                        $156,587,131.22       100.00%            1,490
                             ===============       ======             =====

At origination no Group 2 Mortgage Loan had a Loan-to-Value ("LTV") exceeding 90.00%.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2

                                               Percent by          Number of
Mortgage Rates (%)   Principal Balance     Principal Balance     Mortgage Loans
------------------   -----------------     -----------------     --------------

 5.750 -  5.999       $     74,400.00            0.05%                    1
 6.000 -  6.249             64,000.00            0.04                     1
 6.500 -  6.749            132,380.22            0.08                     1
 6.750 -  6.999             76,000.00            0.05                     1
 7.250 -  7.499            477,915.91            0.31                     7
 7.500 -  7.749          1,228,973.05            0.78                     4
 7.750 -  7.999          2,708,032.35            1.73                    24
 8.000 -  8.249          2,445,587.49            1.56                    21
 8.250 -  8.499          3,853,113.11            2.46                    25
 8.500 -  8.749          7,263,048.15            4.64                    64
 8.750 -  8.999          7,898,455.76            5.04                    63
 9.000 -  9.249          7,620,736.65            4.87                    60
 9.250 -  9.499         10,937,506.33            6.98                    96
 9.500 -  9.749         10,025,863.68            6.40                    89
 9.750 -  9.999         15,265,474.11            9.75                   131
10.000 - 10.249         10,177,964.35            6.50                   105
10.250 - 10.499          8,020,180.33            5.12                    73
10.500 - 10.749         12,073,162.48            7.71                   121
10.750 - 10.999          8,332,956.09            5.32                    80
11.000 - 11.249          9,198,244.09            5.87                    86
11.250 - 11.499          6,326,488.67            4.04                    71
11.500 - 11.749          7,655,726.84            4.89                    87
11.750 - 11.999          5,636,715.55            3.60                    57
12.000 - 12.249          6,793,127.17            4.34                    72
12.250 - 12.499          3,797,560.79            2.43                    45
12.500 - 12.749          2,137,596.44            1.37                    29
12.750 - 12.999          2,080,136.50            1.33                    24
13.000 - 13.249          2,598,259.85            1.66                    29
13.250 - 13.499            995,534.85            0.64                    15
13.500 - 13.749            652,090.41            0.42                     7
14.000 - 14.250             39,900.00            0.03                     1
                      ---------------          ------                 -----
Total                 $156,587,131.22          100.00%                1,490
                      ===============          ======                 =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2

                                                  Percent by       Number of
Remaining Months to Maturity  Principal Balance Principal Balance Mortgage Loans
----------------------------  ----------------- ----------------- --------------

169.00 - 180.99                $     82,780.79      0.05%                  2
229.00 - 240.99                     786,272.33      0.50                  14
289.00 - 300.99                     212,361.03      0.14                   5
337.00 - 348.99                     365,319.09      0.23                   3
349.00 - 357.99                  22,984,250.81     14.68                 180
358.00 - 358.99                  27,224,165.48     17.39                 223
359.00 - 359.99                  64,771,411.36     41.36                 647
360.00 - 361.00                  40,160,570.33     25.65                 416
------   ------                  -------------     -----                 ---
Total                          $156,587,131.22    100.00%              1,490
                               ===============    ======               =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2
                                                    Percent by        Number of
Month of Next Rate Adjustment        Principal      Principal         Mortggage
for Six-Month LIBOR Loans             Balance        Balance            Loans
-----------------------------   ---------------     ----------        ----------

March 1999                      $     78,775.61        0.05%                1
April 1999                           177,518.93        0.11                 3
May 1999                             428,130.49        0.27                 4
June 1999                          1,543,537.02        0.99                 9
July 1999                          2,842,596.54        1.82                22
August 1999                        1,687,223.91        1.08                14
September 1999                             0.00        0.00                 0
October 1999                               0.00        0.00                 0
November 1999                              0.00        0.00                 0
December 1999                              0.00        0.00                 0
January 2000                               0.00        0.00                 0
February 2000                        215,441.92        0.14                 1
March 2000                           141,326.64        0.09                 1
April 2000                           537,669.12        0.34                 3
May 2000                             231,224.07        0.15                 2
June 2000                            154,255.60        0.10                 2
July 2000                            321,257.15        0.21                 3
August 2000                        1,164,696.55        0.74                10
September 2000                     2,480,894.83        1.59                15
October 2000                       4,745,714.27        3.03                34
November 2000                     11,036,280.47        7.05                92
December 2000                     25,749,340.89       16.45               215
January 2001                      62,506,499.90       39.94               635
February 2001                     38,894,241.33       24.85               410
March 2001                           126,100.00        0.08                 2
April 2001                                 0.00        0.00                 0
May 2001                                   0.00        0.00                 0
June 2001                                  0.00        0.00                 0
July 2001                                  0.00        0.00                 0
August 2001                          273,330.02        0.17                 2
September 2001                       116,129.06        0.07                 1
October 2001                         363,517.32        0.23                 3
November 2001                        704,125.79        0.45                 5
                                ---------------      ------             -----
Total                           $156,519,827.43      100.00%            1,489
                                ===============      ======             =====

The one Treasury Loan has a month of next rate adjustment of October 1999.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2

Gross Margin                                       Percent by       Number of
for Six-Month LIBOR Loans   Principal Balance  Principal Balance  Mortgage Loans
-------------------------   -----------------  -----------------  --------------

 3.750 -  3.999              $     68,800.00          0.04%               1
 4.000 -  4.249                   692,317.45          0.44                5
 4.250 -  4.499                 2,371,709.21          1.52               17
 4.500 -  4.749                 1,448,308.12          0.93               15
 4.750 -  4.999                 1,537,850.26          0.98               17
 5.000 -  5.249                 6,677,642.26          4.27               64
 5.250 -  5.499                 7,089,580.20          4.53               45
 5.500 -  5.749                 9,649,385.79          6.16               84
 5.750 -  5.999                10,431,181.55          6.66              111
 6.000 -  6.249                10,928,381.18          6.98               88
 6.250 -  6.499                21,421,730.40         13.69              203
 6.500 -  6.749                11,880,632.51          7.59              108
 6.750 -  6.999                 9,484,288.86          6.06               95
 7.000 -  7.249                14,150,130.54          9.04              137
 7.250 -  7.499                10,720,893.70          6.85              101
 7.500 -  7.749                 8,079,809.22          5.16               89
 7.750 -  7.999                 5,887,937.31          3.76               50
 8.000 -  8.249                10,227,201.46          6.53              108
 8.250 -  8.499                 3,232,741.62          2.07               36
 8.500 -  8.749                 2,194,265.49          1.40               24
 8.750 -  8.999                 3,495,714.97          2.23               35
 9.000 -  9.249                 2,712,254.09          1.73               29
 9.250 -  9.499                   494,017.22          0.32                5
 9.500 -  9.749                 1,268,349.33          0.81               17
 9.750 -  9.999                   154,824.17          0.10                2
10.000 - 10.249                   219,880.52          0.14                3
                             ---------------      ------              -----
Total                        $156,519,827.43      100.00%             1,489
                             ===============      ======              =====

The one Treasury Loan has a gross margin of 5.750%.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2

Maximum Mortgage Rates                            Percent by         Number of
for Six-Month LIBOR Loans   Principal Balance  Principal Balance  Mortgage Loans
-------------------------   -----------------  -----------------  --------------

13.500 - 13.749             $  1,228,973.05         0.79%                 4
13.750 - 13.999                1,535,856.29         0.98                 13
14.000 - 14.249                1,490,232.16         0.95                 17
14.250 - 14.499                3,437,678.63         2.20                 22
14.500 - 14.749                6,711,348.37         4.29                 60
14.750 - 14.999                7,129,808.94         4.56                 59
15.000 - 15.249                7,903,536.13         5.05                 59
15.250 - 15.499                9,489,165.57         6.06                 94
15.500 - 15.749                9,783,183.40         6.25                 88
15.750 - 15.999               15,798,534.33        10.09                136
16.000 - 16.249               10,252,577.78         6.55                105
16.250 - 16.499                9,146,087.82         5.84                 74
16.500 - 16.749               12,508,276.51         7.99                123
16.750 - 16.999                8,782,643.61         5.61                 84
17.000 - 17.249                9,561,049.51         6.11                 88
17.250 - 17.499                7,362,185.98         4.70                 80
17.500 - 17.749                8,087,896.73         5.17                 90
17.750 - 17.999                6,064,365.07         3.87                 61
18.000 - 18.249                6,945,546.65         4.44                 74
18.250 - 18.499                3,977,647.14         2.54                 47
18.500 - 18.749                2,197,072.80         1.40                 30
18.750 - 18.999                2,760,962.12         1.76                 28
19.000 - 19.249                2,607,693.06         1.67                 29
19.250 - 19.499                  995,534.85         0.64                 15
19.500 - 19.749                  652,090.41         0.42                  7
20.000 - 20.249                  109,880.52         0.07                  2
                            ---------------       ------              -----
Total                       $156,519,827.43       100.00%             1,489
                            ===============       ======              =====

The one Treasury Loan has a Maximum Mortgage Rate of 15.625%.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2

Minimum Mortgage Rates                              Percent by      Number of
for Six-Month LIBOR Loans   Principal Balance  Principal Balance  Mortgage Loans
-------------------------   -----------------  -----------------  --------------

 6.500 -  6.749              $  1,004,135.90           0.64%            3
 6.750 -  6.999                 1,263,767.44           0.81            11
 7.000 -  7.249                 1,490,232.16           0.95            17
 7.250 -  7.499                 3,208,321.28           2.05            21
 7.500 -  7.749                 6,586,186.52           4.21            60
 7.750 -  7.999                 6,665,441.75           4.26            54
 8.000 -  8.249                 7,061,736.13           4.51            54
 8.250 -  8.499                 9,293,522.92           5.94            93
 8.500 -  8.749                 9,938,937.49           6.35            87
 8.750 -  8.999                15,585,301.18           9.96           138
 9.000 -  9.249                10,989,477.78           7.02           108
 9.250 -  9.499                 9,009,457.48           5.76            71
 9.500 -  9.749                12,547,107.04           8.02           122
 9.750 -  9.999                 9,411,086.80           6.01            85
10.000 - 10.249                 9,483,747.65           6.06            88
10.250 - 10.499                 7,923,816.32           5.06            85
10.500 - 10.749                 8,118,361.11           5.19            92
10.750 - 10.999                 6,251,211.07           3.99            64
11.000 - 11.249                 6,836,548.51           4.37            73
11.250 - 11.499                 3,934,470.65           2.51            46
11.500 - 11.749                 2,001,875.69           1.28            29
11.750 - 11.999                 2,757,762.12           1.76            27
12.000 - 12.249                 2,898,893.06           1.85            32
12.250 - 12.499                 1,038,711.34           0.66            16
12.500 - 12.749                   972,237.52           0.62             9
12.750 - 12.999                   137,600.00           0.09             2
13.000 - 13.249                   109,880.52           0.07             2
                             ---------------         ------         -----
Total                        $156,519,827.43         100.00%        1,489
                             ===============         ======         =====

The one Treasury Loan has a Minimum Mortgage Rate of 9.625%.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     GROUP 2

                                                Percent by          Number of
Underwriting Class    Principal Balance     Principal Balance     Mortgage Loans
------------------    -----------------     -----------------     --------------
AA                     $ 14,061,031.04             8.98%               113
ANIV                     22,558,125.17            14.41                159
I                        47,818,358.10            30.54                416
II                       18,276,407.32            11.67                184
III                       9,383,717.44             5.99                 89
III-SE                    5,533,739.62             3.53                 48
IIB                      14,860,991.69             9.49                187
IV                       20,902,782.02            13.35                254
V                         2,256,799.02             1.44                 33
SE                          935,179.80             0.60                  7
                       ---------------           ------              -----
Total                  $156,587,131.22           100.00%             1,490
                       ===============           ======              =====


                                     GROUP 2

                                                Percent by         Number of
Property Type          Principal Balance    Principal Balance    Mortgage Loans
-------------          -----------------    -----------------    --------------

SINGLE FAMILY           $127,936,633.26           81.70%             1,213
2-4 FAMILY                17,055,169.03           10.89                145
MANUFACTURED HOUSING       5,160,444.46            3.30                 73
CONDO                      3,649,245.93            2.33                 39
PUD                        2,785,638.54            1.78                 20
                        ---------------          ------              -----
Total                   $156,587,131.22          100.00%             1,490
                        ===============          ======              =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[MERRILL LYNCH]    ASSET-BACKED CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
Rob DiOrio                         (212) 449-1646
Marc Rosenthal                     (212) 449-8721
Julie Presnell                     (212) 449-4435
Demetrios Tsipras                  (212) 449-9486
Rachel Lu                          (212) 449-5494

MBS TRADING
(New York)
Vince Mora                         (212) 449-5320
Dan Pace                           (212) 449-5320
Scott Soltas                       (212) 449-3659

(London)
Ashley Kibblewhite                 011-44-171-867-3032
Anthony Everill                    011-44-171-867-3032

ASSET BACKED RESEARCH
Chris Flanagan                     (212) 449-1655
Ralph Diserio                      (212) 449-1629
Ryan Asato                         (212) 449-9622



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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